[THE FOLLOWING MATERIAL REPRESENTS A PRINTED STOCK CERTIFICATE SPECIMEN]

                                       US
                                    HomeCare
                            Care is our Only Concern


- ---------------------                                      ---------------------
       NUMBER                                                      SHARES
      US 1787
- ---------------------                                      ---------------------


                           U.S. HomeCare Corporation
              Incorporated under the laws of the State of New York

    COMMON STOCK                                                COMMON STOCK
   SEE REVERSE FOR
 CERTAIN DEFINITIONS                                          CUSIP 911819 10 0



- --------------------------------------------------------------------------------
This certifies that



                                    SPECIMEN


is the owner of


- --------------------------------------------------------------------------------


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                           U.S. HomeCare Corporation

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:





                   [U.S. HOMECARE CORPORATION CORPORATE SEAL]
                                    1976
                                 NEW YORK



/s/ Sandra L. Lauer                                    /s/ W. Edward Massey
Secretary                                              President


                                   ----------

COUNTERSIGNED AND REGISTERED
                          FIRST CHICAGO TRUST COMPANY
                                  OF NEW YORK

                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

BY

                                                              Authorized Officer

                           U.S. HOMECARE CORPORATION

     The following abbreviations, when used in the inscriptions on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT--...........Custodian..........
                                                                        (Cust)             (Minor)
     TEN ENT -- as tenants by the entireties                         under Uniform Gifts to Minors

     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                      Act ..........................
                in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.


     For the value received, ____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________


________________________________________________________________________________
               Please print or typewrite name and address of assignee

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares

represented by the within Certificate,  and do hereby irrevocably constitute and appoint ________________________________________________________________________

Attorney  to  transfer  the  said  shares  on  the  books  of  the  within-named

Corporation with full power of substitution in the premises.

Dated, _________________________





                                          ______________________________________


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.